Exhibit 99.1

Insperity Announces Strong Third Quarter Results

•	Q3 adjusted EPS up 46% to $0.57 on 12% revenue growth

•	Q3 adjusted EBITDA increases 25% to $28.3 million

•	Q3 operating expenses up less than 1% over 2014 on 13% unit growth

•	YTD adjusted EBITDA and adjusted EPS up 52% and 81%, respectively

•	YTD return to stockholders through share repurchases and dividends of $75 million

HOUSTON – Nov. 2, 2015 – Insperity, Inc. (NYSE: NSP), a leading provider of human resources and business performance solutions for America’s best businesses, today reported third quarter adjusted EBITDA of $28.3 million, a 25.1% increase over the third quarter of 2014. Adjusted net income was $14.2 million and adjusted diluted earnings per share were $0.57, a 46.2% increase over the third quarter of 2014. Reported third quarter GAAP net income and diluted earnings per share were $12.0 million and $0.48, respectively.

“We are pleased with our third quarter and year-to-date results, which demonstrate solid execution of our plan to accelerate unit growth while controlling operating costs,” said Paul J. Sarvadi, Insperity chairman and chief executive officer. “We have significant momentum to continue strong sales and retention through year end, which would set the stage for another year of double-digit worksite employee growth and operating leverage in 2016.”

Third Quarter Results

Revenues for the third quarter of 2015 increased 11.8% over the third quarter of 2014. The average number of worksite employees paid per month increased 13.3% during the quarter, a continued acceleration from the 11.6% year-over-year growth in the second quarter and 9.2% in first quarter of 2015. All three drivers to worksite employee growth, including sales, client retention and net hiring in our client base, improved over the third quarter of 2014.

“Our direct cost programs, including benefits, payroll taxes and workers’ compensation costs, continue to remain stable and trend favorably, as demonstrated by a benefits cost increase of only 1.9% in the third quarter,” said Richard G. Rawson, Insperity president. “In addition, gross profit increased 13%, in line with worksite employee growth when excluding the $6.4 million benefits credit related to lower than expected claims run-off in the third quarter of 2014.”

While reported gross profit increased 5.9% over the third quarter of 2014, operating expenses increased less than 1% and included costs associated with continued growth in the number of Business Performance Advisors and targeted reductions in advertising and general and administrative costs.

Year-to-Date Results

For the nine months ended Sept. 30, 2015, adjusted EBITDA increased 51.6% to $93.2 million and adjusted diluted earnings per share increased 80.6% to $1.86. Reported 2015 GAAP net income was $33.1 million, or diluted earnings per share of $1.32.

Revenues in the first nine months of 2015 were $2.0 billion, an increase of 10.9% over the 2014 period on an 11.4% increase in the average number of worksite employees paid per month. Gross profit for the nine months ended Sept. 30, 2015 increased 12.7% to $340.8 million, while adjusted operating expenses increased only 2.6% to $272.5 million.

“We have repurchased 1.2 million shares of stock at a cost of $59 million and paid dividends totaling $16 million through the third quarter,” said Douglas S. Sharp, Insperity senior vice president of finance, chief financial officer and treasurer. “Our strong cash flow has led to a $3 million increase in working capital after returning $75 million to stockholders so far this year.”

2015 Guidance

The company also announced its updated guidance for 2015, including the fourth quarter of 2015.

	Q4 2015			Full Year 2015

Average WSEEs	153,000	—	154,000	145,800	—	146,000

Adjusted EPS	$0.40	—	$0.42	$2.26	—	$2.28

Adjusted EBITDA (in millions)	$21.0	—	$22.0	$114.0	—	$115.0

Definition of Key Metrics

Average WSEEs - Determined by calculating the company’s cumulative worksite employees paid during the period divided by the number of months in the period.
Adjusted EPS - Represents diluted net income per share computed in accordance with GAAP, excluding the impact of non-cash impairment and other charges, stockholder advisory expenses and stock-based compensation. Note that beginning in 2015, the company began excluding stock-based compensation when reporting Adjusted EPS.
Adjusted EBITDA - Represents net income computed in accordance with GAAP, plus interest expense, income taxes, depreciation, amortization, stock-based compensation, non-cash impairment and other charges and stockholder advisory expenses.
Please refer to the accompanying financial tables at the end of this press release for the reconciliation of non-GAAP financial measures to the comparable GAAP financial measures.

Insperity will be hosting a conference call today at 10 a.m. ET to discuss these results, provide guidance for the fourth quarter and answer questions from investment analysts. To listen in, call 877-651-0053 and use conference i.d. number 56772990. The call will also be webcast at http://ir.insperity.com. The conference call script will be available at the same website later today. A replay of the conference call will be available at 855-859-2056, conference i.d. 56772990. The webcast will be archived for one year.

Insperity, a trusted advisor to America’s best businesses for more than 29 years, provides an array of human resources and business solutions designed to help improve business performance. Insperity® Business Performance Advisors offer the most comprehensive suite of products and services available in the marketplace. Insperity delivers administrative relief, better benefits, reduced liabilities and a systematic way to improve productivity through its premier Workforce Optimization® solution. Additional company offerings include Human Capital Management, Payroll Software, Time and Attendance, Performance Management, Organizational Planning, Recruiting Services, Employment Screening, Financial Services, Expense Management, Retirement Services and Insurances Services. Insperity business performance solutions support more than 100,000 businesses with over 2 million employees. With 2014 revenues of $2.4 billion, Insperity operates in 57 offices throughout the United States. For more information, visit http://www.insperity.com.

The statements contained herein that are not historical facts are forward-looking statements within the meaning of the federal securities laws (Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). You can identify such forward-looking statements by the words “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “likely,” “possibly,” “probably,” “goal,” “opportunity,” “objective,” “target,” “assume,” “outlook,” “guidance,” “predicts,” “appears,” “indicator” and similar expressions. Forward-looking statements involve a number of risks and uncertainties. In the normal course of business, Insperity, Inc., in an effort to help keep our stockholders and the public informed about our operations, may from time to time issue such forward-looking statements, either orally or in writing. Generally, these statements relate to business plans or strategies, projected or anticipated benefits or other consequences of such plans or strategies, or projections involving anticipated revenues, earnings, unit growth, profit per worksite employee, pricing, operating expenses or other aspects of operating results. We base the forward-looking statements on our expectations, estimates and projections at the time such statements are made. These statements are not guarantees of future performance and involve risks and uncertainties that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Therefore, the actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: (i) adverse economic conditions; (ii) regulatory and tax developments and possible adverse application of various federal, state and local regulations; (iii) the ability to secure competitive replacement contracts for health insurance and workers’ compensation insurance at expiration of current contracts; (iv) increases in health insurance costs and workers’ compensation rates and underlying claims trends, health care reform, financial solvency of workers’ compensation carriers, other insurers or financial institutions, state unemployment tax rates, liabilities for employee and client actions or payroll-related claims; (v) failure to manage growth of our operations and the effectiveness of our sales and marketing efforts;

(vi) the impact of the competitive environment in the PEO industry on our growth and/or profitability; (vii) our liability for worksite employee payroll, payroll taxes and benefits costs; (viii) our liability for disclosure of sensitive or private information; (ix) our ability to integrate or realize expected returns on our acquisitions; (x) failure of our information technology systems; (xi) an adverse final judgment or settlement of claims against Insperity; and (xii) disruptions to our business resulting from the actions of certain stockholders. These factors are discussed in further detail in Insperity’s filings with the U.S. Securities and Exchange Commission. Any of these factors, or a combination of such factors, could materially affect the results of our operations and whether forward-looking statements we make ultimately prove to be accurate.

Except to the extent otherwise required by federal securities law, we do not undertake any obligation to update our forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events.

Insperity, Inc.
Summary Financial Information
(in thousands, except per share amounts and statistical data)

	September 30, 2015	December 31, 2014
	(Unaudited)
Assets:
Cash and cash equivalents	$201,085	$276,456
Restricted cash	43,056	44,040
Marketable securities	9,754	28,631
Accounts receivable, net	273,421	175,116
Prepaid insurance	20,177	21,301
Other current assets	15,279	17,649
Deferred income taxes	5,692	6,316
Total current assets	568,464	569,509
Property and equipment, net	58,023	84,345
Prepaid health insurance	9,000	9,000
Deposits	124,872	117,634
Goodwill and other intangible assets, net	13,780	14,457
Deferred income taxes	4,466	—
Other assets	1,488	1,725
Total assets	$780,093	$796,670
Liabilities and Stockholders’ Equity:
Accounts payable	$2,613	$4,674
Payroll taxes and other payroll deductions payable	116,257	176,341
Accrued worksite employee payroll cost	251,966	192,396
Accrued health insurance costs	12,661	18,329
Accrued workers’ compensation costs	45,798	45,592
Accrued corporate payroll and commissions	34,654	32,644
Other accrued liabilities	23,139	22,444
Income taxes payable	4,976	4,031
Total current liabilities	492,064	496,451
Accrued workers’ compensation costs	112,088	92,048
Deferred income taxes	—	4,075
Total noncurrent liabilities	112,088	96,123
Stockholders’ equity:
Common stock	308	308
Additional paid-in capital	143,951	137,769
Treasury stock, at cost	(200,043)	(148,465)
Accumulated other comprehensive income, net of tax	5	3
Retained earnings	231,720	214,481
Total stockholders’ equity	175,941	204,096
Total liabilities and stockholders’ equity	$780,093	$796,670

Insperity, Inc.
Summary Financial Information (continued)
(in thousands, except per share amounts and statistical data)
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2015	2014	Change	2015	2014	Change
Operating results:
Revenues (gross billings of $3.826 billion, $3.362 billion, $11.469 billion and $10.231 billion less worksite employee payroll cost of $3.200 billion, $2.802 billion, $9.515 billion and $8.469 billion, respectively)	$626,286	$560,303	11.8%	$1,953,603	$1,761,923	10.9%
Direct costs:
Payroll taxes, benefits and workers’ compensation costs	519,543	459,486	13.1%	1,612,781	1,459,477	10.5%
Gross profit	106,743	100,817	5.9%	340,822	302,446	12.7%
Operating expenses:
Salaries, wages and payroll taxes	51,329	49,384	3.9%	158,311	148,245	6.8%
Stock-based compensation	3,710	2,701	37.4%	10,174	8,346	21.9%
Commissions	4,516	3,790	19.2%	12,923	10,753	20.2%
Advertising	3,574	4,885	(26.8)%	14,681	18,182	(19.3)%
General and administrative expenses	19,191	20,295	(5.4)%	63,578	64,143	(0.9)%
Depreciation and amortization	4,487	5,302	(15.4)%	14,362	15,827	(9.3)%
Impairment charges and other	—	—	—	11,120	2,485	347.5%
Total operating expenses	86,807	86,357	0.5%	285,149	267,981	6.4%
Operating income	19,936	14,460	37.9%	55,673	34,465	61.5%
Other income (expense):
Interest, net	3	9	(66.7)%	2	80	(97.5)%
Other, net	16	34	(52.9)%	(16)	20	(180.0)%
Income before income tax expense	19,955	14,503	37.6%	55,659	34,565	61.0%
Income tax expense	8,005	6,118	30.8%	22,608	14,725	53.5%
Net income	$11,950	$8,385	42.5%	$33,051	$19,840	66.6%
Less distributed and undistributed earnings allocated to participating securities	(303)	(243)	24.7%	(822)	(576)	42.7%
Net income allocated to common shares	$11,647	$8,142	43.0%	$32,229	$19,264	67.3%
Basic net income per share of common stock	$0.48	$0.33	45.5%	$1.32	$0.78	69.2%
Diluted net income per share of common stock	$0.48	$0.33	45.5%	$1.32	$0.78	69.2%

Insperity, Inc.
Summary Financial Information (continued)
(in thousands, except per share amounts and statistical data)
(Unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2015	2014	Change	2015	2014	Change

Statistical Data:
Average number of worksite employees paid per month	149,086	131,545	13.3%	143,392	128,703	11.4%
Revenues per worksite employee per month(1)	$1,400	$1,420	(1.4)%	$1,514	$1,521	(0.5)%
Gross profit per worksite employee per month	239	255	(6.3)%	264	261	1.1%
Operating expenses per worksite employee per month	194	218	(11.0)%	221	231	(4.3)%
Operating income per worksite employee per month	45	37	21.6%	43	30	43.3%
Net income per worksite employee per month	27	21	28.6%	26	17	52.9%

(1) Gross billings of $8,555, $8,519, $8,887 and $8,832 per worksite employee per month, less payroll cost of $7,155, $7,099, $7,373 and $7,311 per worksite employee per month, respectively.

Insperity, Inc.
Summary Financial Information (continued)
(in thousands, except per share amounts and statistical data)
(Unaudited)

GAAP to Non-GAAP Reconciliation Tables

	Three Months Ended September 30,			Nine Months Ended September 30,
	2015	2014	Change	2015	2014	Change

Payroll cost (GAAP)	$3,199,788	$2,801,722	14.2%	$9,515,662	$8,468,804	12.4%
Less: Bonus payroll cost	262,445	204,405	28.4%	1,038,315	947,751	9.6%
Non-bonus payroll cost	$2,937,343	$2,597,317	13.1%	$8,477,347	$7,521,053	12.7%

Payroll cost per worksite employee per month (GAAP)	$7,155	$7,099	0.8%	$7,373	$7,311	0.8%
Less: Bonus payroll cost per worksite employee per month	588	518	13.5%	805	818	(1.6)%
Non-bonus payroll cost per worksite employee per month	$6,567	$6,581	(0.2)%	$6,568	$6,493	1.2%

Non-bonus payroll cost represents payroll cost excluding the impact of bonus payrolls paid to the company’s worksite employees. Bonus payroll cost varies from period to period, but has no direct impact to the company’s ultimate workers’ compensation costs under the current program. As a result, Insperity management refers to non-bonus payroll cost in analyzing, reporting and forecasting the company’s workers’ compensation costs.

	September 30, 2015	December 31, 2014

Cash, cash equivalents and marketable securities (GAAP)	$210,839	$305,087
Less: Amounts payable for withheld federal and state income taxes, employment taxes and other payroll deductions	99,382	152,132
Customer prepayments	40,533	87,887
Adjusted cash, cash equivalents and marketable securities	$70,924	$65,068

Adjusted cash, cash equivalents and marketable securities excludes funds associated with federal and state income tax withholdings, employment taxes and other payroll deductions, as well as client prepayments. Insperity management believes adjusted cash, cash equivalents and marketable securities is a useful measure of the company’s available funds.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2015	2014	Change	2015	2014	Change

Operating expenses (GAAP)	$86,807	$86,357	0.5%	$285,149	$267,981	6.4%
Less: Impairment charges and other	—	—	—	11,120	2,485	347.5%
Stockholder advisory expenses	—	—	—	1,546	—	—
Adjusted operating expenses	$86,807	$86,357	0.5%	$272,483	$265,496	2.6%

Adjusted operating expenses represent operating expenses excluding the impact of impairment and other charges related to the sale of two aircraft and stockholder advisory expenses in 2015 and an impairment charge associated with the Employment Screening reporting unit in 2014. Insperity management believes adjusted operating expenses is a useful measure of the company’s operating costs, as it allows for additional analysis of the company’s operating expenses separate from the impact of these items.

	Three Months Ended September 30,			Nine Months Ended September 30,

	2015	2014	Change	2015	2014	Change

Net income (GAAP)	$11,950	$8,385	42.5%	$33,051	$19,840	66.6%
Income tax expense	8,005	6,118	30.8%	22,608	14,725	53.5%
Interest expense	126	104	21.2%	350	281	24.6%
Depreciation and amortization	4,487	5,302	(15.4)%	14,362	15,827	(9.3)%
EBITDA	24,568	19,909	23.4%	70,371	50,673	38.9%
Impairment charges and other	—	—	—	11,120	2,485	347.5%
Stock-based compensation	3,710	2,701	37.4%	10,174	8,346	21.9%
Stockholder advisory expenses	—	—	—	1,546	—	—
Adjusted EBITDA	$28,278	$22,610	25.1%	$93,211	$61,504	51.6%

EBITDA represents net income computed in accordance with generally accepted accounting principles (“GAAP”), plus interest expense, income tax expense, depreciation and amortization expense. Adjusted EBITDA represents EBITDA plus non-cash impairment and other charges, costs associated with stockholder advisory expenses and stock-based compensation. Insperity management believes EBITDA and Adjusted EBITDA are often useful measures of the company’s operating performance, as they allow for additional analysis of the company’s operating results separate from the impact of these items.

	Three Months Ended September 30,			Nine Months Ended September 30,

	2015	2014	Change	2015	2014	Change

Net income (GAAP)	$11,950	$8,385	42.5%	$33,051	$19,840	66.6%
Impairment charges and other, net of tax	—	—	—	6,572	1,566	319.7%
Stock-based compensation, net of tax	2,221	1,561	42.3%	6,041	4,791	26.1%
Stockholder advisory expenses, net of tax	—	—	—	914	—	—
Adjusted net income	$14,171	$9,946	42.5%	$46,578	$26,197	77.8%

	Three Months Ended September 30,			Nine Months Ended September 30,

	2015	2014	Change	2015	2014	Change

Diluted net income per share of common stock (GAAP)	$0.48	$0.33	45.5%	$1.32	$0.78	69.2%
Impairment charges and other, net of tax	—	—	—	0.26	0.06	333.3%
Stock-based compensation, net of tax	0.09	0.06	50.0%	0.24	0.19	26.3%
Stockholder advisory expenses, net of tax	—	—	—	0.04	—	—
Adjusted diluted net income per share of common stock	$0.57	$0.39	46.2%	$1.86	$1.03	80.6%

Adjusted net income and adjusted diluted net income per share of common stock represent net income and diluted net income per share computed in accordance with GAAP, excluding the impact of non-cash impairment and other charges related to the sale of two aircraft in 2015 and an impairment charge associated with the Employment Screening reporting unit in 2014, stock-based compensation and costs associated with stockholder advisory expenses. Insperity management believes adjusted net income and adjusted diluted net income per share are useful measures of the company’s operating performance in this period, as they allow for additional analysis of the company’s operating results separate from the impact of these items.

Non-bonus payroll, adjusted cash, cash equivalents and marketable securities, adjusted operating expenses, EBITDA, adjusted EBITDA, adjusted net income and adjusted diluted net income per share of common stock are not financial measures prepared in accordance with GAAP and may be different from similar measures used by other companies. Non-bonus payroll, adjusted cash, cash equivalents and marketable securities, adjusted operating expenses, EBITDA, adjusted EBITDA, adjusted net income and adjusted diluted net income per share of common stock should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this press release to their most directly comparable GAAP financial measures as provided in the tables above.

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